                       SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.   20549



                                    FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



        Date of Report (Date of earliest event reported): July 18, 1995



                         Barrett Resources Corporation
          ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)



               Delaware                      1-13446            84-0832476
- ---------------------------------------  ----------------   ------------------
         (State or other jurisdiction    (Commission File   (IRS Employer
          of incorporation)               Number)            Identification No.)


     1125 Seventeenth Street, Suite 2400, Denver, Colorado   80202
     ----------------------------------------------------------------
     (Address of principal executive offices)              (Zip Code)



       Registrant's telephone number, including area code (303) 297-3900
                                                          --------------

Item 8. Change In Fiscal Year
        ---------------------

     As previously reported in the Registrant's Form 8-K reporting an event occurring on June 15, 1995, on June 15, 1995, the Board of Directors of the Registrant determined to change the fiscal year end for the Registrant from September 30 to December 31 if the proposed merger of Plains Petroleum Company with a subsidiary of the Registrant should occur. The merger was completed on July 18, 1995, and the Registrant has changed its fiscal year from September 30 to December 31. The Registrant anticipates that the report covering the transition period for the Corporation will be the Quarterly Report on Form 10-Q for the three-month period ended December 31, 1994.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  July 27, 1995       BARRETT RESOURCES CORPORATION



                                  By: /s/ ROBERT W. HOWARD
                                      -----------------------------
                                      Robert W. Howard
                                      Senior Vice President


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